UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c- 5(d)(2))
☐	Definitive Information Statement

GENESIS HOLDINGS, INC.

(Name Of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GENESIS HOLDINGS, INC.
15849 N. 71st Street, Suite 226
Scottsdale, AZ 85254-2179

To the Stockholders of Genesis Holdings, Inc.,

This Information Statement is furnished by the Board of Directors of Genesis Holdings, Inc., a Nevada corporation ("we," "us," "our," or the "Company"), to the holders of record at the close of business on April 25, 2008 of the outstanding shares of Common Stock, $.001 par value pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The purpose of this Information Statement is to inform our stockholders that on April 24, 2008, holders of a majority of the voting capital stock of the Company acted by written consent in lieu of a special meeting of stockholders to approve amendments to our Articles of Incorporation to change the name of the Company from Genesis Holdings, Inc. to BioAuthorize Holdings, Inc. and to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 and to authorize a total of 1,000,000 shares of Preferred Stock to be designated in series or classes as our board of directors shall determine. This Information Statement is prepared and delivered to meet the requirements of Section 78.390 of the Nevada Revised Statutes.

The amendments to our Articles of Incorporation to change the Company’ name and to increase the authorized capital will not become effective until at least 20 days after the initial mailing of the Definitive Information Statement.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934, as amended. This Information Statement is being mailed to you on or about May ___, 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME AND TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

By Order of the Board of Directors

Yada Schneider,
President and CEO
Scottsdale, Arizona
May __, 2008

GENESIS HOLDINGS, INC.
15849 N. 71st Street, Suite 226
Scottsdale, AZ 85254-2179

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER

GENESIS HOLDINGS, INC. IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE ALREADY BEEN APPROVED BY THE WRITTEN CONSENT OF SHAREHOLDERS WITH A MAJORITY OF THE VOTING RIGHTS. NO VOTE OR OTHER ACTION BY SHAREHOLDERS OF GENESIS HOLDINGS, INC. IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

This Information Statement is expected to be mailed on or about May __, 2008, to the holders of record at the close of business on April 25, 2008 of the outstanding shares of Common Stock, $.001 par value, of Genesis Holdings, Inc., a Nevada corporation ("we," "us," "our," or the "Company"), to notify them about action that the holders of a majority of our outstanding voting capital stock have taken by written consent in lieu of a meeting of the stockholders. This action was taken on April 24, 2008, in accordance with relevant sections of the Nevada Revised Statutes. This action was taken by our majority stockholders who own in excess of the required majority of our outstanding Common Stock necessary for adoption of the actions. The amendments to our Articles of Incorporation to be made in connection with the matters subject to approval of the stockholders will not be completed until at least 20 days after deliver of this Information Statement. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME AND TO INCREASE THE AUHTHORIZED CAPITAL OF THE COMPANY. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDER IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME AND TO INCREASE THE AUHTHORIZED CAPITAL OF THE COMPANY AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

GENERAL INFORMATION

This Information Statement is provided in connection with the amendments to our Articles of Incorporation (i) to change the name of the Company from Genesis Holdings, Inc. to BioAuthorize Holdings, Inc. (the “Name Change”) and (ii) to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 and to authorize a total of 1,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class including the voting powers, designations, limitations, restrictions and relative rights of each series or class of stock as our board of directors shall determine in its sole discretion (“Share Increase”) (collectively, the amendments to our Articles of Incorporation for the Name Change and the Share Increase are known as the “Amendments”). The required action for the Name Change was contemplated by the Share Exchange Agreement dated February 18, 2008 ("Exchange Agreement"), by and among the Company, BioAuthorize, Inc., a Colorado corporation ("BioAuthorize") and the shareholders of BioAuthorize.  In this Information Statement we refer to the transactions contemplated under the Exchange Agreement as, collectively, the "Exchange Transaction," and we refer to the consummation of Exchange Transaction, which took place on February 18, 2008, as the "Closing." As a result of the Exchange Transaction, all of our authorized capital stock was issued and outstanding. Currently, we have 23,725,000 shares of Common Stock issued and outstanding with only 1,275,000 additional shares of Common Stock currently available for issuance. Although not required by the Exchange Agreement, our board of directors has determined that the Share Increase is in the best interests of the Company. This Information Statement is being provided solely for information purposes and not in connection with a vote of our shareholders.

Under the terms of the Exchange Agreement, we are required, following the Closing, to file this Information Statement with the Securities and Exchange Commission ("SEC") and to mail this Information Statement to each registered holder of our Common Stock.

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14C and corresponding rules promulgated thereunder. The information contained in this Information Statement concerning BioAuthorize, the directors to be appointed to our board of directors as contemplated by the Exchange Agreement and the individuals to be appointed as our executive officers has been furnished to us by BioAuthorize, and we assume no responsibility for the accuracy or completeness of any such information.

PROPOSAL TO
AMEND OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY, TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO AUTHORIZE SHARES OF PREFERRED STOCK.

Description of the Proposed Amendments

On April 24, 2008, the board of directors unanimously approved amendments to the Company’s Articles of Incorporation, subject to required stockholder approval and the requirements of Regulation 14C, to change the name of the Company from Genesis Holdings, Inc. to BioAuthorize Holdings, Inc. and to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 and to authorize a total of 1,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class including the voting powers, designations, limitations, restrictions and relative rights of each series or class of stock as our board of directors shall determine in its sole discretion, (the “Amendments”) with the Amendments to be effected upon the filing with the Secretary of State of the State of Nevada the appropriate amendment to our Articles of Incorporation. The full text of the proposed Amendments are set out in Appendix A to this Information Statement. The text of the proposed Amendments are subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada or as our board of directors deems necessary and advisable to effect the Name Change and the Share Increase.

Following approval of the Amendments by our board of directors, action was taken on April 24, 2008 to approve the Amendments without a meeting of the stockholders by written consent signed by a majority of the voting power of the stockholders as required by Nevada law. Therefore, the Amendments have been approved by our board of directors and shareholders but will not become effective until the Amendments are filed with the Secretary of State of the State of Nevada. No filing of the Amendments can be made with the Secretary of State of the State of Nevada until at least 20 calendar days following the filing of this Information Statement with the SEC and the transmission of this Information Statement to all holders of record of our Common Stock as of the Record Date of April 25, 2008.

Reasons for the Name Change

Provisions of the Exchange Agreement require us to proceed with the name change so we are contractually bound to do so. With the Exchange Transaction, we have acquired BioAuthorize, Inc. as a wholly-owned subsidiary and through that entity we will primarily conduct our business operations. BioAuthorize is a hi-tech biometric technology company delivering voice-enabled payment authorization services to the payment processing industry.

Founded in March 2006, the company is a Colorado corporation with its home office in Scottsdale, Arizona.

BioAuthorize has developed a method for payment processing by coupling a new financial instrument with a patent-pending payment solution.  The method is expected to function whereby lines of credit will be issued to qualified consumers that can be used at participating merchants that utilize the voice-enabled payment authorization services. BioAuthorize seeks to employ the latest technologies to enable automated biometric identification for payment authorization.  Consumers and merchants should benefit from the low cost, convenience, and security delivered by this service. BioAuthorize is continuing its efforts to complete development and implementation of its technology and new consumer lending program along with its innovative payment processing solution, providing a better way to process financial transactions.

Because of the prominence that BioAuthorize will have in our overall business strategy and operations, we believe it to be in the best interest of the Company to change the name of the Company from Genesis Holdings, Inc. to BioAuthorize Holdings, Inc. In addition, the name change will help to eliminate any potential confusion with Genesis Land, Inc., formerly a wholly-owned subsidiary of the Company, because of the similarity of the names. Effective March 31, 2008, we disposed of all of our interest in Genesis Land, Inc. by way of a share exchange with the Bankston Third Family Limited Partnership (“Bankston”). Under terms of the Share Exchange Agreement dated February 18, 2008, we transferred all of the capital stock of Genesis Land to Bankston in exchange for 16,780,226 shares of common stock of the Company held by Bankston. Bankston now owns Genesis Land. The word “Genesis” simply has no application in the context of our current business. We believe that a name change to “BioAuthorize Holdings, Inc.” with its wholly owned subsidiary BioAuthorize, Inc. offers a more complimentary identity for the parent and subsidiary companies and will be more advantageous from both an image and marketing perspective for us.

The name change will become effective upon filing the proposed Amendments with the Secretary of State of the State of Nevada or such later date as may be set forth in the Amendments.

Reasons for the Share Increase

We currently have 25,000,000 shares of Common Stock authorized for issuance. In connection with the increase in the number of authorized shares of Common Stock, the Board has determined that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock from 25,000,000 to 100,000,000 and to authorize a total of 1,000,000 shares of Preferred Stock to be designated in series or classes and the number of each series or class including the voting powers, designations, limitations, restrictions and relative rights of each series or class of stock as the board of directors shall determine in its sole discretion,. The increase would become effective upon filing the proposed Amendments with the Secretary of State of the State of Nevada or such later date as may be set forth in the Amendments.

The Board determined to increase the number of authorized shares of Common Stock and to authorize the issuance of shares of Preferred Stock because it believes that the current number is insufficient for existing and future corporate purposes, and the increase is needed to provide flexibility for issuances of Common Stock and Preferred Stock to raise additional capital, for strategic business opportunities that may be presented from time to time and to allow additional shares of Common Stock to be reserved and available for issuance under any equity incentive plan that the Company may approve and adopt.

Shares of Common Stock Issued and Outstanding

The Company is currently authorized to issue a maximum of 25,000,000 shares of Common Stock, and as of the record date of April 25, 2008, there were 23,725,000 shares of Common Stock issued and outstanding. The Company does not currently have authorization to issue shares of Preferred Stock, and there are no shares of Preferred Stock issued and outstanding. The Amendments will not change the number of outstanding shares of Common Stock but will provide the board of directors with the ability to issue additional shares of Common Stock and shares of Preferred Stock in classes or series as the board of directors determines to be for proper corporate purposes and in the best interests of the Company.

The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. In addition, such holders are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available therefore. No dividends may be paid on the Common Stock until all accrued but unpaid dividends on the shares of our Preferred Stock have been paid. In the event of the dissolution, liquidation or winding up of our company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities of our company and the preference amount distributable to the holders of the shares of Preferred Stock. The holders of Common Stock do not have any subscription, redemption or conversion rights, nor do they have any preemptive or other rights to acquire or subscribe for additional, unissued or treasury shares.

With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the increased authorized shares of Common Stock will remain the same. After the effectiveness of the Amendments, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change solely as a result of the increased number of authorized shares of Common Stock and authorizing shares of Preferred Stock.

The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The increased authorized Common Stock will not affect the registration of the Common Stock under the Exchange Act. If the proposed Amendments are implemented, our Common Stock will continue to be reported on the OTC Bulletin Board under the symbol “GENH.”

Effects of the Increased Authorized Shares of Common Stock and Authorized Shares of Preferred Stock

As a result of the increased number of authorized shares of Common Stock and authorization to issue shares of Preferred Stock, there will be an increase in the total number of authorized shares of Common Stock and shares of Preferred Stock that the Company may issue including the number of shares of both Common Stock and Preferred Stock unissued and available for future issuance. The board of directors will have the authority to issue shares of Preferred Stock in series or classes and the number of each series or class including the voting powers, designations, limitations, restrictions and relative rights of each series or class of stock as the board of directors shall determine in its sole discretion (the “Preferred Stock Preferences”). This action will increase the number of shares of available Common Stock and authorize shares of Preferred Stock for issuance to raise capital for any proper corporate purpose approved by the board of directors, including future financing transactions. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Common Stock. Upon the issuance of any shares of Preferred Stock, the Preferred Stock holders will have preferences and rights superior to those of the holders of Common Stock as more specifically set forth in the Preferred Stock Preferences. The effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the our Articles of Incorporation or our Bylaws. The increase in the number of authorized shares of Common Stock and authorizing the issuance of shares of Preferred Stock is not being proposed in response to any effort of which management of the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a similar plan by management.

Holders of the Common Stock have no preemptive or other subscription rights.

In addition, the increased number of authorized shares of Common Stock will allow shares of Common Stock to be reserved and available for issuance under any equity incentive plan that our board of directors may choose to adopt and present to the stockholders for approval as required by applicable federal and state laws.

Stockholder Approval

On April 25, 2008, the record date for determination of the stockholders entitled to receive this Information Statement, there were 23,725,000 shares of Common Stock issued and outstanding. The holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote of our stockholders. Therefore, the Company needed the affirmative vote of at least a majority of the outstanding shares of our Common Stock or 11,862500 shares to approve the Amendments. By unanimous written consent on April 24, 2008, as required under Nevada law, our board of directors adopted a resolution approving the Amendments. By written consent dated April 24, 2008, our three executive officers, Yada Schneider, Gerald B. Van Wie and G. Neil Van Wie, who collectively own 15,136,000 shares, or approximately 63.80% of the issued and outstanding shares of our Common Stock, approved, adopted and ratified the Amendments.

Effective Date of the Amendments

The proposal discussed above will become effective upon filing the Amendments with the Nevada Secretary of State, which we intend to complete 20 days after this Information Statement is first mailed to our stockholders.

Dissenters Appraisal Rights

No appraisal rights are available under Delaware law or under the Company's Certificate of Incorporation, as amended, or By-Laws to any stockholder who dissents from the proposal to approve the Amendments. There may exist other rights or actions under state law for stockholders who are aggrieved by an increase in authorized shares generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Effect on Legal Ability to Pay Dividends

The Amendments will have no material impact on the legal ability of the Company to pay dividends.

Security Ownership of Certain Beneficial Owners and Management

As of April 25, 2008 we had 23,725,000 shares of common stock outstanding. The following table sets forth certain information regarding beneficial ownership of the common stock as of April 25, 2008 with respect to (i) our named executive officers and directors; (ii) our named executive officers and directors as a group; and (iii) all persons which we, pursuant to filings with the SEC and our stock transfer record by each person or group, know to own more than 5% of the outstanding shares of our common stock.  Under SEC rules, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security.  Accordingly, more than one person may be deemed to be a beneficial owner of the same security.  A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as warrants or options to purchase shares of our common stock. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law. Unless otherwise stated in the table below, the address of each beneficial owner is Genesis Holdings, Inc., 15849 N. 71st Street, Suite 226, Scottsdale, AZ 85254-2179.

Title of Class	Name & Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class (3)
Common Stock	Larry Don Bankston, Director 1525 Clover Hill Road, Mansfield, TX 76063	2,219,774 (4)	9.36%
Common Stock	Yada Schneider, President, CEO, CFO, Director	7,128,000	30.04%
Common Stock	Gerald B. Van Wie, Vice President, Chief Operating Officer and Chief Technical Officer of the Company	7,128,000	30.04%
Common Stock	G. Neil Van Wie, Vice President and Chief Financial Officer	880,000	3.71%
Common Stock	Members Only Financial, Inc. 16680 N. 174th Lane Surprise, AZ 85388	2,464,000	10.39%
Common Stock	Soliton, LLC 49 W. River Road Rumson, NJ 07760	1,125,000	4.74%
Common Stock	Directors and Officers as a group, 4 people	17,355,774	73.15%

(1) The address of beneficial owners Yada Schneider, Gerald B. Van Wie and G. Neil Van Wie is c/o Genesis Holdings, Inc. is 15849 N. 71st Street, Suite 226, Scottsdale, AZ 85254-2179.

(2) All of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.

(3) The "Percentage of Class" is calculated by dividing the amount of shares beneficially owned by the sum of 23,725,000 which is the total outstanding shares of common stock of the Company.

(4) Includes 2,219,774 shares held by the Bankston Third Family Limited Partnership, of which Larry Don Bankston is the controlling partner.

Change in Control

 On February 18, 2008, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with BioAuthorize and all of BioAuthorize's shareholders. Under provisions of the Exchange Agreement, Yada Schneider, a BioAuthorize shareholder at that time, was appointed to our board of directors on February 18, 2008 bringing the total number of directors to three. The Exchange Agreement also calls for directors Larry Don Bankston and Lenny Amado to resign and for the Company to appoint G. Neil Van Wie and Gerald B. Van Wie to our board of directors, after complying with applicable notice requirements to our stockholders regarding the change in a majority of our directors. Under the terms of the Exchange Agreement we acquired the business of BioAuthorize through an acquisition of all of its outstanding capital stock from its shareholders.  In exchange we issued, in the aggregate, 20,000,000 shares of our common stock to the BioAuthorize shareholders.  As a result, BioAuthorize became our wholly owned subsidiary and the BioAuthorize shareholders now own approximately 79% of our outstanding stock on a fully diluted basis.  In connection with the Closing of the Exchange Agreement, we issued shares of our common stock to the individuals being appointed to our board of directors as discussed herein in exchange for their shares of BioAuthorize stock.  Yada Schneider, G. Neil Van Wie and Gerald B. Van Wie received approximately 63.80% of the outstanding shares of the Company’s common stock on a fully diluted basis. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," above.

Interest of Certain Persons

None of the Company’s directors would be considered independent under the definition of independence used by any national securities exchange or any inter-dealer quotation system, other than Mr. Amado. Although the Company is not subject to any listing standards with respect to director independence, for purposes of this determination, the Company used the NASDAQ director independence standard for evaluating director independence. Yada Schneider who serves as a director and officer and Gerald B. Van Wie and G. Neil Van Wie who both serve as officers collectively own approximately 60.80% of the issued and outstanding shares of our Common Stock and delivered the required stockholder approval for the Amendments. Larry Don Bankston who serves as a director is the controlling partner of the Bankston Third Family Limited Partnership which holds approximately 9.36% of the issued and outstanding share of our Common Stock.

The Amendments will increase the number of shares of available Common Stock and authorize shares of Preferred Stock for issuance to raise capital for any proper corporate purpose approved by the board of directors, including future financing transactions. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our Common Stock including holdings of those directors and officers named above. Upon the issuance of any shares of Preferred Stock, the Preferred Stock holders will have preferences and rights superior to those of the holders of Common Stock (including those holdings of the directors and officers named above) as more specifically set forth in the Preferred Stock Preferences. The effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the our Articles of Incorporation or our Bylaws. The increase in the number of authorized shares of Common Stock and authorizing the issuance of shares of Preferred Stock is not being proposed in response to any effort of which management of the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a similar plan by management.

Financial and Other Information

The financial statements for the period ending December 31, 2007 were filed in our Annual Report on Form 10-KSB for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 31, 2008 and is incorporated herein by this reference. These financial statements were prepared by our management. A copy of the Annual Report on Form 10-KSB is being sent to all of our stockholders along with this Information Statement. This and other reports that we file electronically with the Securities and Exchange Commission are available for viewing free of charge over the Internet via the SEC's EDGAR system at http://www.sec.gov. We will provide without charge to each person who receives a copy of this Information Statement, upon written or oral request, a copy of any information that is incorporated by reference in this Information Statement.

Delivery of Documents to Security Holders Sharing an Address

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Genesis Holdings, Inc., Attention: President and CEO, 15849 N. 71st Street, Scottsdale, AZ 85254, or call (480) 281-1494, to request:

•	A separate copy of this Information Statement;
•	A separate copy of Information Statements or Annual Reports of the Company in the future; or
•	Delivery of a single copy of Information Statements or Annual reports of the Company, if such stockholder is receiving multiple copies of these documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C-1 to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HOLDINGS, INC.

Dated: April 25, 2008	By: /s/ Yada Schneider
Yada Schneider, President and CEO

Appendix A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
GENESIS HOLDINGS, INC.,

a Nevada corporation

Pursuant to Chapter 78 of the Nevada Revised Statutes of the State of Nevada, the undersigned, Yada Schneider, President and Chief Executive Officer of Genesis Holdings, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada, DOES HEREBY CERTIFY,

FIRST: The name of the Corporation is Genesis Holdings, Inc. (hereinafter the “Corporation”).

SECOND: Pursuant to Section 78.390 of the Nevada Revised Statutes, the Board of Directors of the Corporation has duly adopted a resolution proposing and declaring advisable the amendment to the Articles of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment as follows:

RESOLVED, that Article 1 is amended and restated in its entirety as follows:

“NAME OF CORPORATION: BioAuthorize Holdings, Inc.”

RESOLVED, that Article 3 is amended and restated in its entirety as follows:

    “SHARES: (Total shares authorized to issue): This Corporation is authorized to issue two classes of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is One Hundred Million (100,000,000) shares, par value $0.001 per share. The total number of shares of Preferred Stock which this Corporation is authorized to issue is One Million (1,000,000) shares, par value $0.001 per share, to be designated in classes or series and the number of each class or series and the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of stock as the Board of Directors shall determine in its sole discretion.”

THIRD: Pursuant to 78.390 of the Nevada Revised Statutes, the Board of Directors has directed that the proposed Certificate of Amendment be considered by the stockholders at a special meeting of the stockholders entitled to vote on the amendment and a written consent of such action has been signed and delivered by stockholders holding at least a majority of the voting power for approval of such amendment.

FOURTH: Pursuant to Section 78.390 of the Nevada Revised Statutes, the vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the Amendment is 63.80%.

FIFTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of the Corporation, for purposes of amending its Articles of Incorporation pursuant to the Nevada Revised Statutes, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument this __ day of __________, 2008.

GENESIS HOLDINGS, INC.

By:
Name:	Yada Schneider
Title:	President & Chief Executive Officer